Income Taxes	12 Months Ended
Dec. 31, 2019
Income Tax Disclosure [Abstract]
Income Taxes

Note 15 - Income Taxes

The Company utilizes the liability method of accounting for income taxes as set forth in FASB ASC Topic 740, “Income Taxes”. Under the liability method, deferred taxes are determined based on temporary differences between the financial statement and tax bases of assets and liabilities using tax rates expected to be in effect during the years in which the basis difference reverses. The Company accounts for interest and penalties on income taxes as income tax expense. A valuation allowances is recorded when it is more likely than not that a tax benefit will not be realized. In determining the need for valuation allowances the Company considers projected future taxable income and the availability of tax planning strategies.

The Company’s policy is to record interest and penalties on uncertain tax positions as a component of income tax expense. As of December 31, 2019, the Company has not incurred any interest or penalties relating to uncertain tax positions.

For the years ended December 31, 2019 and 2018, the Company has incurred net losses and, therefore, has no current income tax liability and recognized no income tax expense. The net deferred tax asset generated by these losses, which principally consist of operating losses deferred for income tax purposes, is fully reserved as of December 31, 2019 and 2018 since it is more likely than not that the benefit will not be realized in future periods.

A reconciliation of the statutory federal income tax expense (benefit) to the effective tax is as follows for the years ended December 31:

	2019	2018
Statutory rate – federal	21.0%	21.0%
Effect of:
State income tax, net of federal benefit	3.0	5.0
State NOL true-up	(2.0)	-
Goodwill impairment	(9.0)	-
Other permanent differences	-	(1.0)
Change in valuation allowances	(13.0)	(25.0)
Income taxes	0.0%	0.0%

The Company’s financial statements contain certain deferred tax assets which have arisen primarily as a result of losses incurred that are considered startup costs for tax purposes, as well as net deferred income tax assets resulting from other temporary differences related to certain reserves and differences between book and tax depreciation and amortization. The Company records a valuation allowance against our net deferred tax assets when we determine that based on the weight of available evidence, it is more likely than not that the net deferred tax assets will not be realized.

Management of the Company evaluated the positive and negative evidence bearing upon the realizability of its deferred tax assets and determined that it is more likely than not that the Company will not recognize the benefits of the deferred tax assets. As a result, a full valuation allowance was recorded as of December 31, 2019 and 2018.

Deferred tax assets and liabilities consist of the following at December 31:

	2019	2018
Deferred Tax Assets:
Federal and state net operating loss carryforwards	$7,302,375	$666,888
Capitalized start-up costs	2,483,736	154,791
Capitalized research and development costs	424,390	-
Patents	57,907	-
Share-based compensation	242,437	-
Other	25,405	81,801
Total gross deferred tax assets	10,536,250	903,480
Valuation Allowance	(10,536,250)	(903,480)
Net deferred tax assets	$—	—

The Company is required to file federal income tax returns and state income tax returns in the states of Florida, Georgia and Minnesota. There are no uncertain tax positions at December 31, 2019. The Company has not undergone any tax examinations since inception and is therefore not subject to examination by any applicable tax authorities.